EXHIBIT 1

AGREEMENT REGARDING JOINT FILING
OF STATEMENT ON SCHEDULE 13D OR 13G

The undersigned agree to file jointly with the Securities and Exchange Commission (the “SEC”) any and all statements on Schedule 13D or Schedule 13G (and any amendments or supplements thereto) required under Section 13(d) of the Securities Exchange Act of 1934, as amended, in connection with purchases and sales by the undersigned of securities of any issuer, until such time as the undersigned file with the SEC a statement terminating this Agreement Regarding Joint Filing of Statement on Schedule 13D or 13G. For that purpose, the each of the undersigned hereby constitutes and appoints Bruce E. Terker as its true and lawful agent and attorney-in-fact, with full power and authority for and on behalf of the undersigned to prepare or cause to be prepared, sign, file with the SEC and furnish to any other person all certificates, instruments, agreements and documents necessary to comply with Section 13(d) and Section 16(a) of the Securities Exchange Act of 1934, as amended, in connection with said purchases and sales, and to do and perform every act necessary and proper to be done incident to the exercise of the foregoing power, as fully as the undersigned might or could do if personally present, until such time as the undersigned file with the SEC a statement terminating this Agreement Regarding Joint Filing of Statement on Schedule 13D or 13G.

Date: March 3, 2010	ARGOSY CAPITAL GROUP III, L.P.
	By:	Argosy Capital Group, LLC, its General Partner
	By:	/s/ Bruce E. Terker
		Name:	Bruce E. Terker
		Title:	President

Date: March 3, 2010	BALLYSHANNON PARTNERS, LP
	By:	Ballyshannon Partners, Inc., its General Partner
	By:	/s/ Bruce E. Terker
		Name:	Bruce E. Terker
		Title:	President

Date: March 3, 2010	BALLYSHANNON FAMILY PARTNERSHIP, LP
	By:	Ballyshannon Partners, Inc., its General Partner
	By:	/s/ Bruce E. Terker
		Name:	Bruce E. Terker
		Title:	President

Date: March 3, 2010	INSIGNIA PARTNERS, LP
	By:	Ballyshannon Partners, Inc., its General Partner
	By:	/s/ Bruce E. Terker
		Name:	Bruce E. Terker
		Title:	President

Date: March 3, 2010	ODYSSEY CAPITAL GROUP, L.P.
	By:	Odyssey Capital Group, Inc., its General Partner
	By:	/s/ Bruce E. Terker
		Name:	Bruce E. Terker
		Title:	President

Date: March 3, 2010	BRUCE E. TERKER
/s/ Bruce E. Terker